EXHIBIT 99.1

Slide presentation to be presented to the Equity Capital Markets Group of Macquarie Capital (USA) Inc. on March 11, 2010

STATE BANCORP, INC.

Investor Presentation

Ticker: STBC
www.statebankofli.com

March 11, 2010

Forward Looking Statements And Risk Factors

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify forward-looking statements. The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan or investment portfolios, demand for loan products, demand for financial services in the Company's primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing and services and those risks detailed in the Company's periodic reports filed with the SEC. Investors are encouraged to access the Company's periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

Non-GAAP Disclosure

The Company believes these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Company Overview

- Commercial bank headquartered in Jericho, NY with 17 branches located throughout Nassau, Suffolk, Queens and Manhattan
- Commercially oriented business model with a focus on deep client relationships
- Provides clients with immediate access to senior management and highly skilled business banking professionals with local market knowledge and expertise
- Entrepreneurial culture that fosters professional empowerment
- Management strongly aligned with stockholders' interests
- Solid capital base with ratios that are significantly in excess of the highest "well-capitalized" regulatory standard
- Since 2007, the Company has conducted an extensive corporate restructuring to streamline operating efficiencies, strengthen internal controls, improve technological infrastructure and service delivery, reduce risks, and enhance corporate governance practices

Senior Management Team

STATE BANCORP, INC.

	Title	Years In Banking	Years at Bank
Thomas M. O'Brien	President & Chief Executive Officer	33	3
Brian K. Finneran	Chief Financial Officer	32	20
Patricia M. Schaubeck	General Counsel	15	3
Dennis Gioia	Acting Chief Lending Officer	38	2
Robert Kramer	Chief Credit Officer	40	2
John McCaffery	Treasurer	26	1
Anthony J. Morris	Chief Marketing & Planning Officer	31	2
Thomas Nigro	Director of Retail Banking	45	1
William Penteck	Director of Loan Review	34	2
Martin Brady	Senior CRE Lender	31	1
Paul Breuer	Senior CRE Lender	36	1
Carlo Alibrandi	Senior CRE Lender	24	3
Paul Ciancimino	Senior CRE Lender	35	2

Summary Statistics (12/31/09)

STATE BANCORP, INC.

Assets:	$1.6 Billion
Loans:	$1.0 Billion
Deposits:	$1.3 Billion
Tangible Common Equity:	$111.4 Million
Tangible Common Book Value per Share:	$ 6.82
Period End Common Shares Outstanding:	16,331,862
Average Trading Volume:	30,473
TARP Preferred:	$37 Million
Market Capitalization:	$116 Million
Ownership:	
- Management	8 %
- ESOP	7 %
- Institutional	38 % (16% at 1/1/07)

Branch Locations and Deposit Market Share by Branch

STATE BANCORP, INC.


NEW YORK
QUEENS
NASSAU
SUFFOLK

Nassau County	
Branch	Mkt Share
Oyster Bay	17%
Port Washington	15%
New Hyde Park	12%
County Seat	9%
Rockville Centre	4%
Jericho	3%
Garden City	2%
Westbury	1%

Suffolk County	
Branch	Mkt Share
MacArthur	15%
Three Village	9%
Farmingdale	8%
Hauppauge	6%
Huntington	4%

Source: Market shares represent data for zip codes in which each branch operates as reported by FDIC in June 2009

Company Timeline

STATE BANCORP, INC.

Transitioning with a renewed energy and focus with an emphasis on strengthening the Company's balance sheet, capital, and long term profitability

2006

- **January** – Verdict announced in Island Mortgage (IMN) trial resulting in capital depletion of $74 million
- **November** – Tom O'Brien appointed as President & COO
- **December** – Raised $36 million in capital through private placement of equity

2007

- **January** – Initiated settlement of IMN litigation for $65 million
- **April** – Tom O'Brien appointed President & CEO
- **June** – Restructuring and reorganization with implementation of Voluntary Exit Window Program and addition of highly skilled professionals in key internal control & management positions
- **December** – Settled tax dispute with NYS Dept of Taxation

2008

- **February** – Manhattan office opens
- **June** – Leasing subsidiary sold to redeploy capital resources to more profitable business areas
- **December** – Received approximately $37 million from U.S. Government Capital Purchase Program
- **December** – Initial write-down of $12 million Trust Preferred Investment Securities (final disposition in 2009)

2009

- **November** – Held Special Stockholder Meeting resulting in improved corporate governance practices
- **December** – Executed loan sale and debt for equity exchange resulting in balance sheet cleansing of weak credits and enhancing capital position

Net Income Growth

STATE BANCORP, INC.


Quarterly Net Income
$4,000
$2,000
$0
($2,000)
($4,000)
($6,000)
($8,000)
($10,000)
($12,000)
($14,000)
In Thousands
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2007
2008
2009


Annual Net Income
$10,000
$5,000
$0
($5,000)
($10,000)
($15,000)
In Thousands
2007
2008
2009


Net Interest Margin
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2007
2008
2009

Loans and Leases

STATE BANCORP, INC.



Year End
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
66.5
974.5
1,122.5
1,098.3
2007
2008
2009
LEASING SUBSIDIARY
STATE BANK

Financial Impact of our Strategic Decisions

STATE BANCORP, INC.

Items	Profit Impact (in millions)

Year End Loan Balances



$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$900
$850
$800
In Millions
2008
2009
Loans
Originations & Renewals Less Payments

Income 2009



$20
$15
$10
$5
$0
-$5
-$10
-$15
-$20
-$25
In Millions

Financial Impact of our Strategic Decisions

STATE BANCORP, INC.


Year End Loan Balances
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$900
$850
$800
In Millions
2008
2009
Loans
Loan Sale and Other Dispositions

Items	Profit Impact (in millions)
Write Downs on Loan Sales	($4.0)
Charge Offs on Loan Sales	($17.4)
Charge Offs on Other Dispositions	($12.7)
Additional Loan Provision	($9.4)
OTTI	($4.0)
Tax Benefit	$9.6


Income 2009
$20
$15
$10
$5
$0
-$5
-$10
-$15
-$20
-$25
In Millions
($14.8)

Total Non-Performing Loans

STATE BANCORP, INC.



$40
$35
$30
$25
$20
$15
$10
$5
$0
Total Non-Performing Loans
(In Millions)
500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Allowance as a % of Total Non-Performing Loans
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
2007
2008
2009
TOTAL NON-PERFORMING LOANS
ALLOWANCE AS A % OF TOTAL NON-PERFORMING LOANS

Deposit Portfolio

STATE BANCORP, INC.



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
1,566.2
1,329.9
1,481.0
1,349.6
40%
40%
20%
60%
32%
43%
25%
68%
35%
41%
24%
65%
26%
45%
28%
73%
2006
2007
2008
2009
Demand
Savings
Time

Effective Cost Control

STATE BANCORP, INC.


Expenses & Head Count
$105
$90
$75
$60
$45
$30
$15
$0
-$15
In Millions
400
350
300
250
200
150
100
50
371
344
295
290
37.6
51.9
43.8
48.5
7.4
1.8
5.4
49.7
44.5
42.0
43.1
(12.1)
2006
2007
2008
2009
Operating Expenses
Non-Recurring

Non-Recurring

2006 – Includes $12.1 million reversal of IMN-related legal expenses

2007 – Includes $3.1 million of Voluntary Exit Window Program, $2.4 million goodwill impairment charge and $1.9 million in legal fees related to shareholder derivative lawsuit

2008 – Includes $1.8 million of legal fees related to shareholder derivative lawsuit

2009 – Includes $4.0 million charge to write-down the carrying value of loans held for sale, $730 thousand of FDIC special assessment, and $737 thousand related to debt for equity exchange

Total Capital Ratios

STATE BANCORP, INC.



16%
14%
12%
10%
8%
6%
4%
2%
0%
Total Capital / Risk-Weighted Assets
Leverage Ratio
Tangible Common Equity Ratio
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2006
2007
2008
2009

Building Capital/Balance Sheet

Aggressively liquidated high risk credits

Continued strength of net interest margin through proactive management of balance sheet

Increased capital through various measures

Building Corporate Governance and Profitability

Continued improvement of operating efficiencies

Improved corporate governance practices

Implemented stockholder friendly initiatives

Increase Stockholder Value

Building Service Delivery

Reduced unacceptable risks in our business

Highly competent team of business banking professionals

Enhanced systems and infrastructure to improve service delivery and improve security

Building the Brand

Hold regular client events to solidify relationships and provide access to senior management

Continued branding renovation of branches

Strong community presence

Increased marketplace visibility

Looking Ahead

STATE BANCORP, INC.

- Obtain growth through organic measures and acquisitions
  - Take advantage of dislocation in market
  - Continuing focus on strong client relationships to increase loan and deposit penetration
  - Capitalize on employee empowerment to attract new clients
- Continue strong balance sheet management
  - Forthrightly managing credit portfolio
  - Liquidity management with a focus on increasing core deposits
  - Solid enterprise-wide risk management commitment
- Continue culture of transparency and entrepreneurship that aligns employees with stockholders
- Increase Company brand recognition and marketplace visibility

Questions and Discussion